                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2002


                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     1-10959              86-0077724
  (State or Other Jurisdiction         (Commission          (IRS Employer
        of Incorporation)              File Number)       Identification No.)


                    15326 Alton Parkway
                    Irvine, California                       92618
           (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

(a) On August 14, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission (the "Commission"). Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Stephen J. Scarborough, Chairman and Chief Executive Officer of the Company, and Andrew H. Parnes, Senior Vice President-Finance and Chief Financial Officer of the Company. A copy of this certification is attached as Exhibit 99.1 to this report.

(b) On August 14, 2002, Messrs. Scarborough and Parnes each submitted a sworn statement to the Commission pursuant to Commission Order No. 4-460 dated June 27, 2002, each in the form of Exhibit A to the Order. Copies of these sworn statements are attached as Exhibits 99.2 and 99.3 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002              STANDARD PACIFIC CORP.

                                   By:  /s/ Clay A. Halvorsen
                                      ------------------------------------------
                                      Clay A. Halvorsen
                                      Senior Vice President, General Counsel and
                                      Secretary

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

99.1 Certification by the Chairman and Chief Executive Officer of the Company and Senior Vice President-Finance and Chief Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Statement by the Chairman and Chief Executive Officer of the Company pursuant to Securities and Exchange Commission Order No. 4-460.

99.3 Statement by the Senior Vice President-Finance and Chief Financial Officer of the Company pursuant to Securities and Exchange Commission Order No. 4-460.